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                                                                    EXHIBIT 10.8

                                 NOTE AGREEMENT

     This Note Agreement (the "Agreement") is made and entered into effective the 7th day of June, 2002 by and between Mark A. Agee ("Maker") and Syntroleum Corporation, a Delaware corporation ("Lender").

     WHEREAS, Maker is indebted to Lender pursuant to a Secured Promissory Note given by Maker to Lender dated June 25, 2001 (the "2001 Note") and pursuant to a Secured Promissory Note dated November 9, 1997 given by Maker to Lender (the "1997 Note"); and

     WHEREAS, the foregoing obligations are secured by a pledge of shares of Lender Common Stock ("Lender Stock") by Maker to Lender pursuant to the Security and Stock Pledge Agreement dated June 25, 2001 as amended (the "2001 Security Agreement"), and the Security and Stock Pledge dated November 9, 1997 as amended by Amendment No. 1 to Security and Stock Pledge Agreement made effective August 18, 1998 (the "1997 Security Agreement") (the 2001 Note, the 1997 Note, the 2001 Security Agreement and the 1997 Security Agreement are referred to collectively as the "Loan Documents");

     WHEREAS, pursuant to the Loan Documents, Maker is required to pledge a number of shares of Lender Stock having a market value equal to or greater than two times the amount of the indebtedness, including accrued interest.

     WHEREAS, beginning in April 2002, and continuing thereafter, the number of shares which have been held as collateral has been, and is now, inadequate to cover the amount of the indebtedness plus accrued interest; and

     WHEREAS, Maker has now advised Lender that he is uncertain whether he will be able to deliver additional shares of Lender Stock under the Loan Documents; and

     WHEREAS, as result, Lender has the right to declare a default and foreclose upon its existing collateral under the Loan Documents and the parties have agreed that it is in their best interest to have a sufficient number of shares of Lender Stock which are held as collateral redeemed by Lender and applied toward outstanding indebtedness.

     NOW, THEREFORE, the parties agree as follows.

     1. Maker acknowledges that the failure to provide additional collateral as set forth in the recitals is a breach of the Loan Documents and that the Lender may declare a default thereunder based upon such failure. Maker waives any right to object to the declaration of such default by Lender and waives any defense to the foreclosure by Lender under the Loan Documents upon any collateral held by Lender. The parties stipulate that the amount of principal and interest owed under the 2001 Note and the 1997 Note collectively, as of June 7, 2002 is $2,141,632.87 (the "Current Indebtedness"). In lieu of foreclosure, and in order to cause a more orderly transfer of such shares, Maker acknowledges that with respect to the Current Indebtedness, Lender is, effective June 7, 2002, exercising its right to take ownership of and

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redeem that number of shares of Lender Stock currently held as collateral as is equal in amount to the Current Indebtedness based upon the value of such shares as set forth herein. For purpose hereof, the shares of Lender Stock shall be valued at $4.10 per share, the Market Value thereof (as defined below) as of June 7, 2002. Market Value means the closing price of a share of Common Stock of Lender, on June 7, 2002, as reported on NASDAQ. The Lender Stock to be redeemed by Lender hereunder shall be shares of Common Stock pledged by Maker to Lender under the 2001 Security Agreement and the 1997 Security Agreement. Based upon the foregoing calculations, the number of shares being redeemed by the Lender effective June 7, 2002 is 522,350 shares. Maker agrees to cooperate with Lender with respect to carrying out the provisions hereof.

     2. Maker represents, warrants and agrees as follows: (a) Lender shall be the owner of such shares which it redeems free of any liens, claims or encumbrances; (b) the provisions hereof will not violate any court order or ruling; (c) he will not contest or defend the actions of the Lender in redeeming the shares hereunder; and (d) he will indemnify and hold Lender harmless for any loss, damage or claim arising from any breach of these representations or his obligations hereunder.

     Dated effective the 7th day of June 2002.


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                                             Syntroleum Corporation

                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------



                                             -----------------------------------
                                             Mark A. Agee

                                             Date:
                                                  ------------------------------